                             WEITZ SERIES FUND, INC.

                    Supplement dated November 5, 1996 to the
                         Prospectus dated July 11, 1996

The Financial Highlights Table for Government Money Market Portfolio on page 14 of the Prospectus is amended in its entirety to read as follows:



                        GOVERNMENT MONEY MARKET PORTFOLIO

     The following financial information provides selected data for a share of the Government Money Market Portfolio outstanding throughout the periods indicated. Information for all periods was audited by KPMG Peat Marwick LLP, independent certified public accountants, to the extent of their reports appearing in the Annual Reports for those periods and included in the Statement of Additional Information. All reports are available upon request.


                                                                YEAR ENDED MARCH 31,                     AUG 1, 1991
                                             --------------------------------------------------------  (INCEPTION) TO
                                                1996#           1995#         1994#           1993#    MARCH 31, 1992#
                                             -------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                           $1.000         $1.000         $1.000         $1.000         $1.000

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                          0.051          0.042          0.028          0.031          0.031
                                                ------         ------         ------         ------         ------

LESS DISTRIBUTIONS
  Dividends (from net investment income)        (0.051)        (0.042)        (0.028)        (0.031)        (0.031)
                                                ------         ------         ------         ------         ------

NET ASSET VALUE, END OF PERIOD                  $1.000         $1.000         $1.000         $1.000         $1.000
                                                ------         ------         ------         ------         ------
                                                ------         ------         ------         ------         ------

TOTAL RETURN                                       5.2%           4.2%           2.9%           3.2%           4.7%*

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period                 $4,141,602     $2,668,933     $1,918,127       $555,050       $277,582

  Ratio of Expenses to Average Net
    Assets                                        0.50%**        0.50%          0.25%          0.26%          0.27%*

  Ratio of Net Investment Income to
    Average Net Assets                            4.95%          4.18%          2.81%          3.05%          4.65%*

  Portfolio Turnover Rate                          N/A            N/A            N/A            N/A            N/A



*  Annualized for periods of less than twelve months.
** Absent voluntary waivers, the expense ratio would have been 1.14%.
# The per share amounts and total return figures have been restated from the 1996 annual report to shareholders to reflect the correction of a computational error.